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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                         DATE OF REPORT: JULY 26, 2001
                        (DATE OF EARLIEST EVENT REPORTED)

                                   AKORN, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       LOUISIANA                       0-13976                   72-0717400
STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER
     OF INCORPORATION                                        IDENTIFICATION NO.)

                              2500 MILLBROOK DRIVE
                          BUFFALO GROVE, ILLINOIS 60089
                    (Address of principal executive offices)

                                 (847) 279-6100

                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)


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Item 5   Other Events.

         On July 13, 2001, the Company and the John N. Kapoor Trust dtd. 9/20/89 (the "Trust"), the sole trustee and sole beneficiary of which is Dr. John N. Kapoor, the Company's current interim CEO and Chairman of the Board of Directors, entered into a Convertible Bridge Loan and Warrant Agreement (the "Agreement"), pursuant to which the Trust agreed to provide $5,000,000 of subordinated debt (the "Subordinated Debt") in two tranches: a $3,000,000 loan upon execution of the Agreement (the "Tranche A Loan"), which loan has been received by the Company, and a second $2,000,000 loan (the Tranche B Loan") on or before August 16, 2001, upon satisfaction of certain conditions set forth in the Agreement, including, but not limited to, receipt of an exception from the National Association of Securities' Dealers' ("NASD") Rule requiring shareholder approval for related party transactions such as those covered by the Agreement. The NASD has previously waived the requirement for shareholder approval with respect to the Tranche A Loan and the Company anticipates receiving a similar waiver with respect to the Tranche B Loan.

         Under the terms of the Agreement, the Subordinated Debt will bear interest at the same rate as the Company pays on its senior debt, which is currently prime plus 3%. However, interest on the Subordinated Debt will not be paid to the Trust, but will instead accrue as required by the terms of a subordination agreement which was entered into between the Trust and the Company's senior lenders. Dr. Kapoor, as Trustee of the Trust, has the option to convert the Subordinated Debt, and interest on the Tranche B Loan, into common stock of the Company at any time within five years of the funding of each portion of the Subordinated Debt. With respect to the Tranche A Loan, the conversion price is $2.28 per share of common stock, which was the closing price of the Company's common stock on April 17, 2001, which was the date on which Dr. Kapoor committed to provide the Company with the Tranche A Loan (the "Initial Commitment Date"). With respect to the Tranche B Loan, and interest thereon, the conversion price is $1.80 per share, which was the closing price of the Company's common stock on May 25, 2001, the date on which Dr. Kapoor modified his initial commitment by proposing to provide the additional $2,000,000 of subordinated debt that constitutes the Tranche B Loan (the "Additional Commitment Date").

         As part of the consideration provided to the Trust for the Subordinated Debt, the Company has agreed to issue the Trust warrants to purchase shares of the Company's common stock. With respect to the Tranche A Loan, the Company has issued a warrant to the Trust allowing it to purchase up to 1,000,000 shares of the Company's common stock at a price of $2.85 per share, which represents a 25% premium over the closing stock price of the Company's common stock on the Initial Commitment Date. With respect to the Tranche B Loan, the Company has issued a warrant to the Trust allowing it to acquire 667,000 shares of the Company's common stock at a price of $2.25 per share which represents a 25% premium over the closing stock price of the Company's common stock on the Additional Commitment Date. The Subordinated Debt will mature and be required to be paid thirty-six (36) months after the date of issuance of each portion of the Subordinated Debt. All of the proceeds of the Subordinated Debt will be used solely for working capital requirements and other general corporate purposes.


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         All of the shares of the Company's common stock which the Trust would receive, either pursuant to a conversion of all or a portion of the Subordinated Debt, conversion of interest on the Tranche B Loan or the exercise of all or a portion of the warrants, are subject to a Registration Rights Agreement by and between the Company and the Trust requiring the Company to register the shares received by the Trust in accordance with the terms of the Registration Rights Agreement.

         The Convertible Bridge Loan and Warrant Agreement, the Warrants and the Registration Rights Agreement appear at Exhibits 10.1, 10.2, 10.3 and 10.4 to this Report and these Exhibits are incorporated herein by reference.

         Also on July 13, 2001, the Company, and its wholly-owned subsidiary Akorn (New Jersey), Inc. (with the Company the "Borrowers") and The Northern Trust Company, Chicago, Illinois (the "Lender") executed a Forbearance Agreement (the "Forbearance Agreement"). Under the terms of the Forbearance Agreement, the Borrowers acknowledge that certain Events of Default have occurred and are continuing under the Amended and Restated Credit Agreement, as amended, (the "Credit Agreement") by and between the Borrowers and the Lender. The Lender agrees to forbear during the period ending January 1, 2002 (the "Forbearance Period") from exercising the remedies available to it under the Credit Agreement. The Lender's obligation to forbear from exercising its remedies under the Credit Agreement is, however, conditioned upon the Borrowers complying with various conditions set forth in the Forbearance Agreement including, but not limited to, the obtaining of the Tranche B Loan, and complying with certain additional or revised financial covenants.

         As part of the consideration for the Lender's forbearance, the Borrowers are required to pay the Lender a financing fee in the amount of $168,750.00 as well as to pay the expenses incurred by a consultant hired by the Lender to review the accounting and business practices of the Borrowers relating to their accounting reserves and additions to those reserves.

         A copy of the Forbearance Agreement appears as Exhibit 10.5 to this Report and is incorporated herein by reference.

Item 7 Exhibits.

         Exhibit                            Description

          10.1 Convertible Bridge Loan and Warrant Agreement dated as of July 12, 2001, by and between Akorn, Inc. and the John N. Kapoor Trust dtd. 9/20/89

          10.2      The Tranche A Common Stock Purchase Warrant, dated July 12,
                    2001

          10.3      The Tranche B Common Stock Purchase Warrant, dated July 12,
                    2001

          10.4 Registration Rights Agreement by and between Akorn, Inc. and the John N. Kapoor Trust dtd. 9/20/89

          10.5 Forbearance Agreement by and among Akorn, Inc., Akorn (New Jersey), Inc. and The Northern Trust Company, dated as of July 12, 2001


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                                   SIGNATURES

         Pursuant to the requirements of The Securities and Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AKORN, INC.

                                        By: /s/ Kevin M. Harris
                                            ------------------------------------
                                        Kevin M. Harris, Chief Financial Officer


                                        Dated: July 26, 2001




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                                  EXHIBIT INDEX

         Exhibit                            Description

          10.1 Convertible Bridge Loan and Warrant Agreement dated as of July 12, 2001, by and between Akorn, Inc. and the John N. Kapoor Trust dtd. 9/20/89

          10.2      The Tranche A Common Stock Purchase Warrant, dated July 12,
                    2001

          10.3      The Tranche B Common Stock Purchase Warrant, dated July 12,
                    2001

          10.4 Registration Rights Agreement by and between Akorn, Inc. and the John N. Kapoor Trust dtd. 9/20/89

          10.5 Forbearance Agreement by and among Akorn, Inc., Akorn (New Jersey), Inc. and The Northern Trust Company, dated as of July 12, 2001